                                                                    Exhibit 10.8


               AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT

     AMENDMENT dated as of August 13, 2001 to the Credit and Guaranty Agreement dated as of January 7, 1998, as amended by Amendment No.1 dated as of May 7, 1998, and as amended and restated as of September 10, 1998 (the "Credit Agreement") among ARAMARK UNIFORM & CAREER APPAREL GROUP, INC. (formerly ARAMARK UNIFORM SERVICES GROUP, INC.) and ARAMARK SERVICES, INC. (collectively, the "Borrowers"), ARAMARK CORPORATION (the "Parent Guarantor"), the BANKS party thereto (the "Banks") and THE CHASE MANHATTAN BANK and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agents (the "Agents").

                             W I T N E S S E T H :

     WHEREAS, the Parent Guarantor proposes to merge (the "AWC Merger") with and into ARAMARK Worldwide Corporation, a Delaware corporation and a wholly-owned subsidiary of the Parent Guarantor, which would substantially simultaneously therewith change its name to ARAMARK Corporation (the "Surviving Corporation");

     WHEREAS, the Parent Guarantor and the Surviving Corporation have requested the Banks party to the Credit Agreement to enter into this Amendment to permit the AWC Merger;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms; References. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Amendments. (a) Section 1.01 is amended by the adoption of the following new defined term in its appropriate alphabetical position:

          "AWC Merger" means the merger of the Parent Guarantor with and into ARAMARK Worldwide Corporation, a Delaware corporation and a wholly-owned subsidiary of the Parent Guarantor, which would substantially simultaneously therweitih change its name to ARAMARK Corporation.

          (b) Section 5.04 of the Credit Agreement is amended by adding a new proviso at the end thereof as follows:

          ;provided further that nothing in this Section 5.04 shall prohibit the termination of corporate existence of the Parent Guarantor, if such termination is the result of the AWC Merger.

          (c) Section 5.08(a) of the Credit Agreement is amended by adding a new subsection (iv) at the end thereof as follows:

          and (iv) the Parent Guarantor may consummate the AWC Merger.

     SECTION 3. Representations of the Surviving Corporation. The Surviving Corporation represents and warrants that:

          (a) the representations and warranties of the Parent Guarantor set forth in Article 4 of the Credit Agreement will be true as of the Amendment Effective Date.

          (b) the Surviving Corporation was organized solely for purposes of effecting the AWC Merger and has engaged in no activities and incurred no liabilities except in connection with the AWC Merger and the proposed public offering of stock of the Surviving Corporation.

     SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 6. Effectiveness. This Amendment shall become effective as of the date of hereof (the "Amendment Effective Date") subject to receipt by the Agents of (i) duly executed counterparts hereof signed by the Surviving Corporation, the Parent Guarantor, each Borrower and Banks comprising the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agents shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); (ii) the instrument of assumption attached as Exhibit A hereto, duly executed by the Surviving Corporation; (iii) an opinion of counsel for the Parent

Guarantor satisfactory to the Agents as to such other matters relating to the transactions contemplated by this Amendment as the Agents may reasonably request, such opinion to be in form and substance satisfactory to the Agent; and
(iv) all documents the Agents may reasonably request relating to the existence of the Surviving Corporation, the corporate authority for and the validity of this Amendment and the AWC Merger.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                            ARAMARK SERVICES, INC.

                            By: /s/ Barbara Austell
                                ------------------------------
                                Name:  Barbara Austell
                                Title: Treasurer


                            ARAMARK UNIFORM & CAREER
                            APPAREL GROUP, INC.

                            By: /s/ Barbara Austell
                                ------------------------------
                                Name:  Barbara Austell
                                Title: Treasurer

                            ARAMARK CORPORATION

                            By: /s/ Barbara Austell
                                ------------------------------
                                Name:  Barbara Austell
                                Title: Treasurer

                            ARAMARK WORLDWIDE
                            CORPORATION

                            By: /s/ Dean E. Hill
                                ------------------------------
                                Name:  Dean E. Hill
                                Title: Vice President and Treasurer

                                Agents
                                ------

                                THE CHASE MANHATTAN BANK

                                By: /s/ B.B. Wulhrich
                                    --------------------------------
                                    Name: B.B. Wulhrich
                                    Title: Vice President

                                MORGAN GUARANTY TRUST
                                COMPANY OF NEW YORK

                                By: /s/ Gory Spevack
                                    --------------------------------
                                    Name: Gory Spevack
                                    Title: Vice President

                                Co-Agents
                                ---------

                                BANK OF AMERICA, N.A.

                                By: /s/ Michael J. Mckenney
                                    --------------------------------
                                    Name: Michael J. Mckenney
                                    Title: Managing Director

                                THE BANK OF NEW YORK

                                By: /s/ Walter C. Parelli
                                    --------------------------------
                                Name: Walter C. Parelli
                                Title: Vice President

                                         CREDIT LYONNAIS


                                         By: /s/ Scott R. Chappelka
                                             -----------------------------------
                                             Name: Scott R. Chappelka
                                             Title: Vice President



                                         FIRST UNION NATIONAL BANK


                                         By: /s/ Douglas A. Nickel
                                             -----------------------------------
                                             Name: Douglas A. Nickel
                                             Title: Vice President




                                         PNC BANK NATIONAL ASSOCIATION


                                         By: /s/ Daniel K. Fitzpatrick, CFA
                                             -----------------------------------
                                             Name: Daniel K. Fitzpatrick, CFA
                                             Title: Managing Director




                                         SUMITOMO MITSUI BANKING
                                         CORPORATION


                                         By: /s/ C. Michael Gorrido
                                             -----------------------------------
                                             Name: C. Michael Gorrido
                                             Title: Senior Vice President

                                WACHOVIA BANK, N.A.

                                By: /s/ Christa P. Holland
                                    ----------------------------------
                                    Name: Christa P. Holland
                                    Title: Vice President


                                Participants
                                ------------

                                CIBC INC.

                                By: /s/ Dominic Sorresso
                                    ----------------------------------
                                    Name: Dominic Sorresso
                                    Title: Executive Director


                                FLEET NATIONAL BANK

                                By: /s/ Cheryl Carangelo
                                    ----------------------------------
                                    Name: Cheryl Carangelo
                                    Title: Vice President


                                KBC BANK N.V.

                                By: /s/ Robert M. Surdam, Jr.
                                    ----------------------------------
                                    Name: Robert M. Surdam, Jr.
                                    Title: Vice President

                                By: /s/ Jean-Pierre Diels
                                    ----------------------------------
                                   Name: Jean-Pierre Diels
                                   Title: First Vice President

                                MELLON BANK, N.A.

                                By: /s/ Kristen M. Denning
                                   -----------------------------
                                   Name:  Kristen M. Denning
                                   Title: Asst. Vice President

                                BANK OF HAWAII

                                By: /s/ Donna R. Parker
                                   -----------------------------
                                   Name:  Donna R. Parker
                                   Title: Vice President

                                NATIONAL WESTMINSTER BANK PLC

                                By: /s/ Andrew Stuart Mitchell
                                   -----------------------------
                                   Name:  Andrew Stuart Mitchell
                                   Title: Senior Corporate Manager

                                FIRSTAR BANK, N.A. AS AGENT FOR
                                U.S. BANK NATIONAL ASSOCIATION

                                By: /s/ Derek S. Roudebush
                                   -----------------------------
                                   Name:  Derek S. Roudebush
                                   Title: Vice President

                                THE BANK OF NOVA SCOTIA

                                By: /s/ Philip N. Adsetts
                                   -----------------------------
                                   Name:  Philip N. Adsetts
                                   Title: Director

                                BANK ONE, N.A.

                                By: /s/ Jeffrey Lubatkin
                                    -----------------------------
                                    Name: Jeffrey Lubatkin
                                    Title: First Vice President


                                BHF(USA) CAPITAL CORPORATION

                                By: /s/ Nina Zhou
                                    -----------------------------
                                    Name: Nina Zhou
                                    Title: Associate


                                By: /s/ Dana L. McDougall
                                    -----------------------------
                                    Name: Dana L. McDougall
                                    Title: Vice President


                                COMERICA BANK

                                By: /s/ Robert P. Wilson
                                    -----------------------------
                                    Name: Robert P. Wilson
                                    Title: Assistant Vice President


                                COOPERATIEVE CENTRALE
                                RAIFFEISEN-BOERENLEENBANK
                                B.A., "RABOBANK NEDERLAND",
                                NEW YORK BRANCH

                                By: /s/ Theodore W. Cox
                                    -----------------------------
                                    Name: Theodore W. Cox
                                    Title: Vice President


                                By: /s/ James S. Cunningham
                                    -----------------------------
                                    Name: James S. Cunningham
                                    Title: Managing Director

                                AMSOUTH BANK

                                By:/s/ Donald M. Sinclair
                                   -----------------------------
                                   Name: Donald M. Sinclair
                                   Title: Senior Vice President

                                BNP PARIBAS

                                By:/s/ Duane P. Helkowski
                                   -----------------------------
                                   Name: Duane P. Helkowski
                                   Title: Director

                                By:/s/ Shayn P. March
                                   -----------------------------
                                   Name: Shayn P. March
                                   Title: Vice President

                                NATIONAL CITY BANK

                                By:/s/ Tara M. Handforth
                                   -----------------------------
                                   Name: Tara M. Handforth
                                   Title: Assistant Vice President

                                             BANKBOSTON, N.A.

                                             By: /s/ Cheryl Carangelo
                                                 ------------------------------
                                                 Name:  Cheryl Carangelo
                                                 Title: Vice President

                                                                       EXHIBIT A

                             ASSUMPTION AGREEMENT

     ARAMARK Corporation, a Delaware corporation (the "Surviving Corporation"), the surviving corporation of the merger on the date hereof of ARAMARK Corporation, a Delaware corporation (the "Parent Guarantor"), with and into ARAMARK Worldwide Corporation, a Delaware corporation, hereby expressly assumes, and agrees to perform and discharge, all of the terms, covenants and agreements of the the Parent Guarantor under the Credit and Guaranty Agreement, dated as of January 7, 1998, as amended by Amendment No. 1 dated as of May 7, 1998, as amended and restated as of September 10, 1998, and as amended by Amendment No. 2 dated as of August 13, 2001 (and so amended and/or restated, and as the same may be further amended from time to time, the "Credit Agreement") among ARAMARK UNIFORM & CAREER APPAREL GROUP, INC. (formerly ARAMARK UNIFORM SERVICES GROUP, INC.) and ARAMARK SERVICES, INC. (collectively, the "Borrowers"), the Parent Guarantor, the BANKS party thereto and THE CHASE MANHATTAN BANK and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agents. All references in the Credit Agreement to the Parent Guarantor shall hereafter refer to the Surviving Corporation and its successors. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

     IN WITNESS WHEREOF, ARAMARK Corporation has caused its duly authorized officer to execute and deliver this Assumption Agreement as of ______________, 2001, simultaneously with the effectiveness of the merger referred to above.

                ARAMARK Corporation, formerly ARAMARK Worldwide
                Corporation.

                By________________________
                  Title: